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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 1, 2001, in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements Filed Nos. 333-19127, 333-19145, 333-80187, 333-42444 and 333-52236.

ARTHUR ANDERSEN LLP
/s/ ARTHUR ANDERSEN LLP

Houston, Texas
March 28, 2001